Intangible Assets	9 Months Ended
Sep. 30, 2015
Unaudited Interim [Member]
Intangible Assets
7.	Intangible Assets

In June 2014, Papernuts acquired the rights to the Papernuts trademark for $75,000. Terms of the agreement are as follows:

●	Upon signing the agreement and paying $20,000 (paid in July 2014), the Company received the temporary right to use the Papernuts name and trademark, provided Papernuts comply with certain insurance and other requirements as stipulated by the vendor.
●	Upon payment of an additional $55,000, required to be paid by September 15, 2014 (and paid on that date), Papernuts received permanent use and ownership of the Papernuts name, web domain and any trademarks, patents and rights to sell Papernuts products in the US and Canada.
●	Papernuts is required to pay a royalty of 2% of sales of Papernuts products, to a maximum of $100,000.
●	As part of this agreement, should Papernuts and the vendor not be able to negotiate a distribution contract in the future, Papernuts would be required to acquire certain of the vendor’s inventory and equipment valued at $40,000 (paid in March, 2015). Papernuts has recorded an impairment charge of $35,000 in December, 2014 with respect to this inventory.

Papernuts recorded amortization of $5,532 relating to this asset during the nine months ended September 30, 2015 (2014- $1,844) leaving an asset balance of $64,541 as at September 30, 2015 (December 31, 2014 - $70,074). Amortization over the next five years is expected to be $7,376 per annum.